                                                    INVESTMENT MANAGEMENT AGREEMENT

                                                            by and between

                                              American Skandia Life Assurance Corporation

                                                                  and

                                                 BLACKROCK FINANCIAL MANAGEMENT, INC.

                                                   _____ __, 2001

                                                    INVESTMENT MANAGEMENT AGREEMENT

         THIS AGREEMENT, made as of the ___ day of ___, 2001, by and between American Skandia Life Assurance Corporation (hereinafter called the "Company") and BlackRock Financial Management, Inc. (hereinafter called the "Investment Manager").

                                                     WITNESSETH:

         WHEREAS, the Company has all requisite authority to appoint one or more investment managers to supervise and direct the investment and reinvestment of a portion of all of the assets of the Company, defined below as the Account;

         THEREFORE, for and in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

1.       Appointment and Status as Investment Manager.  The Company hereby appoints the Investment Manager to manage the Account, as
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         defined below.  The Company retains the right to appoint other investment managers with respect to any of its assets other than the assets of the Account.  The Investment Manager does hereby accept said appointment and does also acknowledge that it is a fiduciary with respect to the assets under management and assumes the duties, responsibilities and obligations of a fiduciary.

2.       Representations by Company.  The Company represents and warrants that (a) it has all requisite authority to appoint the
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         Investment Manager hereunder, (b) the terms of the Agreement do not conflict with any obligation by which the Company is bound, whether arising by contract, operation of law or otherwise, and (c) this Agreement has been duly authorized by appropriate corporate action.

3.       Representations by Investment Manager.  The Investment Manager represents that (i) it is registered as an investment adviser
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         under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered or licensed as an investment adviser under the laws of all jurisdictions which require it to be so registered or licensed or is exempt from such registration requirements; (ii) it will use its best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the Company if it ceases to be so registered, if registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

4.       Account.  The "Account" shall mean and shall initially consist of cash, cash equivalents, stocks, bonds, and other
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         securities or assets the Company places in the Account or which shall become part of the Account as a result of transactions.  All cash, securities and other assets in the Account shall be held by such other party as the Company shall designate as trustee or custodian (the "Custodian").  The Investment Manager shall not be responsible for any custodial arrangements involving any assets of the Account or for the payment of any custodial charges and fees, nor shall the
         Investment Manager have possession or custody of any such assets.  All payments, distributions and other transactions in cash, securities or other assets in respect of the Account shall be made directly to or from the Custodian, and the
         Investment Manager shall have no responsibility or liability with respect to transmittal or safekeeping of such cash, securities or other assets of the Account, or the acts or omissions of the Custodian or others with respect thereto. The
         Company agrees to provide or instruct the Custodian to provide to the Investment Manager such information as the Investment
         Manager may reasonably request as being necessary or appropriate to the performance of the Investment Manager's responsibilities to the Company under this Agreement.

5.       Funding Policy.
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         The Company shall from time to time inform the Investment Manager in writing of the funding policy applicable with respect to the Company and of its cash disbursement requirements.  The Investment Manager shall make its investment decisions for the Account in accordance with such funding policy and requirements.

6.       Management Services.  The Investment Manager shall be responsible for the investment and reinvestment of the Account with
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         full discretion and agrees to supervise and direct the investments of the Account in strict conformity with any written investment objectives, policies and restrictions of the Company, including any funding policy, furnished to the Investment
         Manager in writing or attached to this Agreement as an Exhibit, as the same may be amended by the Company from time to time
         (collectively, the "Investment Policy").  Investment Manager will notify Company of any occurrence which would prevent
         Investment Manager from acting in strict conformity with such Investment Policy.

         Subject to the provisions of this Agreement, the Company does hereby delegate to the Investment Manager all of its powers, duties and responsibilities with regard to management of the Account and hereby appoints the Investment Manager as its agent in fact with full authority to buy, sell or otherwise effect investment transactions involving the assets of the Account in its name and for the Account.  Said powers, duties and responsibilities shall be exercised by the Investment Manager pursuant to and in accordance with its fiduciary responsibilities and the provisions of this Agreement.  In deciding on a proper investment of the Account, the Investment Manager shall consider the following factors as communicated in writing to the Investment Manager by the Company from time to time:  a) the investment purposes of the Company, b) the Company's financial needs such as liquidity, c) applicable federal or state laws, rules and regulations, d) the Company's investment policies and guidelines, and e) the Investment Policy.  In addition, in accordance with the Investment Manager's guidelines in effect from time to time, the Investment Manager or its agent is authorized, but shall not be required, to  tender or convert any securities in the Account; to execute waivers, consents and other instruments with respect to such securities;
         to endorse, transfer or deliver such securities or to consent to any class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan with reference to such securities.  The Adviser will deliver all information it receives with respect to the voting of proxies to the Client no later than ten days following the Adviser's receipt thereof.  Upon the Client's request, the Adviser will take such action or render such advice with respect to the voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time.

         In the performance of its services, the Investment Manager will not be liable for any error in judgement or any acts or omissions to act except those resulting from the Investment Manager's gross negligence, willful misconduct, malfeasance, material breach of this Agreement, violation of law or reckless disregard of its obligations hereunder.  Nothing herein shall in any way constitute a waiver or limitation of any right of any person under the federal securities laws or any other applicable federal or state law, rule or regulation.

7.       Accounting and Reports.  At such intervals as shall be mutually agreed upon between the parties, the Investment Manager
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         shall furnish the Company with a written report and inventory of the investments in the Account, performance tabulations, a summary of purchases and sales and such other reports as shall be agreed upon from time to time.  The Investment Manager shall also reconcile accounting, transaction and asset-summary data with custodian reports at times that are mutually agreeable to the Investment Manager and the Company.  In addition, the Investment Manager shall communicate and resolve any significant discrepancies with the Custodian.  The Investment Manager shall permit the books and records maintained with respect to the Account to be inspected and audited by the Company or its agent at all times during normal business hours upon reasonable notice.  The Investment Manager shall immediately notify the Company of any legal process served upon it in connection with the activities hereunder.

8.       Other Services.  The Investment Manager shall, on invitation, attend meetings with representatives of the Company to discuss
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         the position of the Account and the immediate investment outlook, or shall submit its views in writing as the Company shall request from time to time.

9.       Compensation.  For services hereunder, the Investment Manager shall be compensated in accordance with Exhibit A, attached
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         hereto.  If the management of the Account commences or ends at any time other than the beginning or end of a calendar quarter, the quarterly fee shall be prorated based on the portion of such calendar quarter during which this Agreement was in force.

         The Investment Manager and the Company shall not be considered as partners or participants in a joint venture.  The
         Investment Manager will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Company.  The Company will not be obligated to pay any of the expenses of the
         Investment Manager.

10.      Custodian and Transaction  Procedures.  All  transactions  will be settled by payment to, or delivery by, the Custodian of all
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         cash,  securities  or other  assets due to or from the Account.  The  securities  in the Account  shall be held by a Custodian duly appointed by the Company and the Investment  Manager is authorized to give  instructions to the Custodian with respect to all  investment  decisions  regarding  the  Account.  Instructions  of the  Investment  Manager  to  the  Custodian  shall  be transmitted  in writing or, at the option of the  Investment  Manager,  orally and  confirmed  in writing as soon as practical thereafter.  The Investment  Manager will take reasonable  measures to insure that  broker-dealers and issuers selected by the
         Investment  Manager  perform their  obligations  with respect to the Account.  No assets of the Account may be withdrawn other than for settlement of transactions  on behalf of the Account except upon written  authorization  of the appropriate  officers of the Company.

11.      Brokerage.  The Company hereby delegates to the Investment Manager sole and exclusive authority to designate the brokers or
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         dealers through whom all purchases and sales on behalf of the Account will be made in conformity with any policy for brokerage the Company may determine from time to time and provide to the Investment Manager in writing.  Generally, the
         Investment Manager's primary consideration in placing Account investment transactions with broker-dealers for execution will be to obtain best execution at best available price ("Best Execution").  The Investment Manager will determine the rate or rates, if any, to be paid for brokerage services provided to the Account. The Investment Manager, in seeking to obtain Best
         Execution of portfolio transactions for the Account, and in the selection of broker-dealers and the negotiation of brokerage commission rates, will take into consideration not only the available prices and rates of brokerage commissions, but also all other relevant factors (such as, without limitation, the broker's or dealer's facilities; reliability and financial responsibility; when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order; the broker's or dealer's recordkeeping capabilities; and the value of the expected contribution of the broker-dealer to the investment performance of the Account on a continuing basis).

         Consistent with this policy, when placing orders for the execution of transactions for the Account, the Investment Manager may allocate such transactions to such broker-dealers, for execution on such markets, at such prices and at such commission rates, as in the good faith judgment of the Investment Manager will be in the best interests of the Company.  Subject to such policies and procedures as the Company may determine and provide to the Investment Manager in writing and subject to the Investment Manager's obligations to seek Best Execution, the Investment Manager shall have the discretion to effect investment transactions for the Account through broker-dealers (including to the extent permissible under applicable law, broker-dealers affiliated with the Investment Manager ("Affiliated Broker-Dealers")) qualified to obtain best execution of such transactions who provide brokerage and/or research services as such services are defined in Section 28(e) of the
         Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Account to pay any such broker-dealers an amount of commission for effecting an investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Investment Manager's overall responsibilities with respect to the Account or other accounts as to which the Investment Manager exercises investment discretion (as such term is defined in section 3(a) of the 1934 Act).  Allocations of orders placed by the Investment Manager on behalf of the Account to such broker-dealers shall be in such amounts and proportions as the Investment Manager shall determine in good faith in conformity with its responsibility under applicable laws, rules and regulations and any applicable exemptions and administrative interpretations set forth in Part II of the Investment Manager's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV").

         The Investment Manager will submit reports on such allocations to the Company regularly as requested by the Company, in such form as may be mutually agreed upon by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.  In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Company.

12.      Confidential Information.  All information regarding operations and investments of the Company and all information supplied
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         to the Investment Manager by the Company in connection with the Investment Manager's performance of its obligations hereunder shall be regarded as confidential by the Investment Manager.  This paragraph shall survive the termination of this
         Agreement.

13.      Directions to the Investment Manager.  Unless otherwise specified herein, all notices, instructions and advice with respect
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         to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received by the
         Investment Manager or the Company, as applicable, at their respective addresses appearing below.  The Investment Manager may rely upon any written notice from any person who has been properly authorized by the Company pursuant to this paragraph.
         The Investment Manager will forward from time to time to the Company a list of names and specimen signatures of persons authorized to act on behalf of the Investment Manager.  The Company will forward to the Investment Manager a list of names and specimen signatures of persons authorized to act on Company's behalf.  The Investment Manager will notify the Company within a reasonable time of any change in the personnel in the Investment Manager with responsibility for making investment decisions in relation to the Account or who have been authorized to give instructions to the Custodian.  The Company will notify the Investment Manager within a reasonable time of any change in the personnel in the Company with responsibility for making investment decisions in relation to the Account or who have been authorized to give instructions to the Custodian.

         The Investment Manager shall be fully protected in acting upon any instrument, certificate or paper reasonably believed by it to be genuine and to be signed or presented by the proper persons in accordance with the provisions of this Agreement or to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

14.      Liabilities of the Investment Manager and the Company.  The Company acting in good faith shall not be liable for any act or
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         omission of the Investment Manager in connection with the Investment Manager's discharge of its duties; provided, however, this limitation shall not act to relieve the Company from any responsibility or liability or any fiduciary responsibility, obligation or duty.

         In the absence of willful misconduct, malfeasance, gross negligence, material breach of this Agreement, violation of law or reckless disregard for its obligations hereunder, Investment Manager shall not be liable to the Company for any act or omission resulting in any loss suffered by the Company in connection with the services to be provided herein.  Nothing herein shall in any way constitute a waiver or limitation of any rights which the Company may have under applicable statute, law, rule or regulation, at common law or otherwise.

         The Company agrees to indemnify and hold the Investment Manager, its directors, officers, employees and representatives, and any affiliated person of the Investment Manager and each person, if any who, within the meaning of applicable law, controls the Investment Manager, harmless against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager may become subject under any statute, law, rule or regulation, at common law or otherwise, arising out of the Company's responsibilities hereunder to the extent of and as a result of the willful misconduct, malfeasance, gross negligence, material breach of this Agreement, violation of law or reckless disregard for its obligations under this Agreement by the Company or any of the Company's directors, officers, employees or representatives, or any affiliate of or any person acting on behalf of the Company.

         The Investment Manager agrees to indemnify and hold the Company, its directors, officers, employees and representatives, and any affiliated person of the Company and each person, if any who, within the meaning of applicable law, controls the
         Company, harmless against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Company may become subject under any statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities hereunder to the extent of and as a result of the willful misconduct, malfeasance, gross negligence, material breach of this Agreement, violation of applicable law or reckless disregard for its obligations under this Agreement by the Investment Manager or any of the Investment Manager's
         directors, officers, employees or representatives or any affiliate of or any person acting on behalf of the Investment
         Manager.

15.      Non-Exclusive Management.  The Company understands that the Investment Manager will continue to furnish investment
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         management and advisory services to others, and that the Investment Manager shall be at all times free, in its discretion, to make recommendations to others which may be the same as, or may be different from those made to the Account.  The Company further understands that the Investment Manager, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale the Investment Manager may recommend.  Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Manager, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families, or other investors may take with respect thereto.

16.      Aggregation and Allocation of Orders.  The Company acknowledges that circumstances may arise under which the Investment
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         Manager determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of the Investment Manager's clients' accounts, there is a limited supply or demand for the security or other investment.  Under such circumstances, the Company acknowledges that, while the
         Investment Manager will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis, the Investment Manager shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria).  Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Account, the Investment Manager may average the various prices and charge or credit the Account with the average price.

17.      Conflict of Interest.  The Company agrees that the Investment Manager may refrain from rendering any advice or services
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         concerning securities of companies of which any of the Investment Manager's, or affiliates of the Investment Manager's officers, directors, or employees are directors or officers, or companies as to which the Investment Manager or any of the
         Investment Manager's affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information, unless the Investment Manager either determines in good faith that it may appropriately do so without disclosing such conflict to the Company or discloses such conflict to the Company prior to rendering such advice or services with respect to the Account.

         From time to time, when determined by the Investment Manager in its capacity of a fiduciary to be in the best interest of the Company, the Account may purchase securities from or sell securities to another account managed by the Investment
         Manager at prevailing market levels in accordance with the procedures under Rule 17a-7(b) of the Investment Company Act of
         1940 and other applicable law.

18.      Effective Period of Agreement and Amendments.  This Agreement shall become effective on the date hereof.  Any amendment to
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         this Agreement, including any attached Exhibit, shall be written and signed by both parties to the Agreement.  No such amendment shall be effective to permit the use of the Account or any part thereof for any purpose not authorized by the
         Company.

19.      Resignation or Removal of the Investment Manager.  The Investment Manager may be removed by the Company or may resign upon
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         30 days' notice in writing.  On the effective date of the removal or resignation of the Investment Manager or as close to such date as is reasonably possible, the Investment Manager shall provide the Company with a final report.

20.      Assignment.  No assignment (as that term is defined in the Advisers Act) of this Agreement by the Investment Manager may be
         ----------
         made without the consent of the Company, and any such assignment made without such consent shall be null and void for all purposes.  Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns.

21.      Severable.  Any term or provision of this Agreement which is invalid or unenforceable in any applicable jurisdiction shall,
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         as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of the Agreement in any jurisdiction.

22.      Applicable Law.  To the extent not inconsistent with applicable federal law and the laws of the State of Connecticut
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         governing separate accounts, this Agreement shall be construed pursuant to, and shall be governed by, the laws of the State of New York.

23.      Disclosure. The Investment Manager has provided the Company with the Investment Manager's most recent balance sheet, a list of those persons authorized by the Investment Manager to give written and/or oral instructions to the Custodian; the
         Investment Manager's Code of Ethics and Part II of the Investment Manager's Form ADV in compliance with Rule 204-3(b) under the Advisers Act more than forty eight (48) hours prior to the date of execution of this Agreement.  The Investment Manager will furnish the Company from time to time with copies, properly certified or otherwise authenticated, of all material amendments or supplements to the foregoing, if any.  Such amendments or supplements will be provided within 30 days of the time such materials become available to the Investment Manager.  Any amendments or supplements to the foregoing will not be deemed effective with respect to the Company until the Company's receipt thereof.  The Investment Manager will provide additional information as the Company may reasonably request in connection with the Investment Manager's performance of its duties under this Agreement.

24.      Notices.  All notices required or permitted to be sent under this Agreement shall be sent, if to the Investment Manager:
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                                    BlackRock Financial Management, Inc.
                                    345 Park Avenue, 30th Floor
                                    New York, NY 10154
                                    Attention: Robert Connolly, General Counsel
                                    or by facsimile to (212) 409-3744

         if to the Company:         American Skandia Life Assurance Corporation
                                    One Corporate Dr, PO Box 883
                                    Shelton, CT  06484-0883
                                    Attention: Elizabeth Ward
                                    or by facsimile to: 203.402.1311

or such other name or address as may be given in writing to the other party.  All notices hereunder shall be sufficient if delivered by facsimile, telex, or overnight mail.  Any notices shall be deemed given only upon actual receipt.

25.      Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original but all of which together
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         shall constitute one agreement.

26.      Use of Futures.  Pursuant to an exemption from the Commodity Futures Trading Commission (the "Commission") in connection
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         with accounts of qualified eligible clients, this Agreement is not required to be, and has not been, filed with the
         Commission.  The Commission does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of commodity trading advisor disclosure.  Consequently, the Commission has not reviewed or approved this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

American Skandia Life Assurance Corporation

By:       _______________________________

Name:     _______________________________

Title:    _______________________________

By:       _______________________________

Name:     _______________________________

Title:    _______________________________

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:       _______________________________

Name:

Title:

                                                               Exhibit A

                                                             FEE SCHEDULE

As compensation for rendering  services under the Investment  Management  Agreement,  the Investment  Manager shall be paid a quarterly
Management Fee in arrears at the annual rate of:

Bps               Account Assets

15 on the first   $250,000,000
10 on the next    $250,000,000
9 on the next     $1,000,000,000

based on the  average  Net  Asset  value of the  Account  (as  defined  below) as of the last day of each  calendar  month  within  the applicable quarter. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

For purposes of this  Agreement,  "Net Assets"  shall mean the total assets in the Account,  including  all cash and cash  equivalents, accrued  interest and the market value of all securities and other assets as determined by the Investment  Manager as of the applicable date of determination less all liabilities  including  brokerage  commissions (but excluding the Management fee being computed) payable with respect to the Account.